UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Beacon Enterprise Solutions Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BEACON ENTERPRISE SOLUTIONS GROUP, INC.
1961 Bishop Lane
Louisville, Kentucky 40218

March 12, 2009

To Our Stockholders:

     You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Beacon Enterprise Solutions Group, Inc. on April 16, 2009. The meeting will be held at the Company’s offices located at 9300 Shelbyville Road, 2nd Floor Training Room, Louisville, Kentucky, at 10:00 a.m. local time.

     The official Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed with this letter.

     Please take the time to read carefully the three proposals for stockholder action described in the accompanying proxy materials. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly completing, signing and dating your proxy form and returning it in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

     Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

Sincerely,

/s/ Bruce Widener
Bruce Widener
Chairman of the Board,
Chief Executive Officer

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
1961 Bishop Lane
Louisville, Kentucky 40218

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 16, 2009

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Beacon Enterprise Solutions Group, Inc. (the “Company”), will be held at 10:00 AM, local time, at the Company’s offices at 9300 Shelbyville Road, 2nd Floor Training Room, Louisville, Kentucky 40222 for the following purposes:

(1)	To elect a Board of three directors to serve until the next annual meeting of stockholders;

(2)	To ratify the appointment of Marcum & Kliegman LLP as the Company’s independent auditor for the fiscal year ending September 30, 2009;

(3)	Approve the Company’s 2008 Long Term Incentive Plan; and

(4)	To transact such other business as may properly come before the meeting or any adjournments thereof.

     A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice. Only stockholders of record at the close of business on March 4, 2009 are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days before the meeting at the Company’s offices located at 9300 Shelbyville Road, 2nd Floor Training Room, Louisville, Kentucky 40222.

     Your vote is very important. We encourage you to vote as soon as possible by one of two convenient methods: by completing your proxy card and e-mailing it to the address listed on the proxy card or by signing, dating and returning the proxy card in the enclosed postage-paid envelope. E-mail voting is available through 11:59 p.m. Eastern Time the day prior to the annual meeting day.

By Order of the Board of Directors

/s/ Robert Mohr
Robert Mohr
Beacon Enterprise Solutions Group, Inc.
Secretary

Louisville, Kentucky
March 12, 2009

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
1961 Bishop Lane
Louisville, Kentucky 40218

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 16, 2009

Introduction

     This proxy statement and accompanying proxy are being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Beacon Enterprise Solutions Group, Inc., a Nevada corporation (the “Company”), to be voted on at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof. In this proxy statement, references to the “Company,” “Beacon” “we,” “us,” or “our” refer to Beacon Enterprise Solutions Group, Inc. This proxy statement and accompanying proxy are first being mailed to stockholders on or about March 12, 2009.

Date, Time and Place

     The Annual Meeting will be held at 10:00 AM, local time, at 9300 Shelbyville Road, 2nd Floor Training Room, Louisville, Kentucky, 40222, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting.

Record Date and Voting Securities

     The Board has fixed the record date (the “Record Date”) for the Annual Meeting as the close of business on March 4, 2009. Only holders of record of shares of our common stock, par value $.001 per share (the “Common Stock”) and our preferred stock Series A, A-1, and B, $1,000 stated value per share (the “Preferred Stock”) on the Record Date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, there were 14,151,017 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. At the close of business on the Record Date there were 4,456.2 shares of Series A and Series A-1 Preferred Stock, convertible into an aggregate of 4,874,936 shares of Common Stock outstanding and entitled to vote on an as-converted basis. Each share of Series A and A-1 Preferred Stock is entitled to 1,333 votes. At the close of business on the Record Date there were 700 shares of Series B Preferred Stock, convertible into an aggregate of 777,777 shares of Common Stock outstanding and entitled to vote on an as-converted basis. Each share of Series B Preferred Stock is entitled to 1,111 votes. There is no cumulative voting.

     The presence either in person or by proxy of the holders of a majority of the shares of outstanding shares entitled to vote as of the Record Date will constitute a quorum and is required for the transaction of business at the Annual Meeting. You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope or return it via e-mail pursuant to the instructions on the proxy card. If you want to vote in person at the Annual Meeting, and you hold your shares through a securities broker (that is, in street name), you must obtain a proxy from your bank, broker or other holder of record and bring that proxy to the Annual Meeting.

Voting of Proxies

     Shares of Stock represented by properly executed proxies received before the close of voting at the Annual Meeting will be voted as directed by the stockholders, unless revoked as described below. Under Nevada law, proxies marked as abstentions are not counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists. In addition, shares held in street name that have been designated by brokers on proxy cards as not voted will not be counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists.

     If you “abstain” or otherwise do not vote on the proposal to approve the Company’s 2008 Long Term Incentive Plan, it has the same effect as a vote AGAINST the amendment (regardless of whether you are a stockholder of record or a street name stockholder).

     If you return a properly executed proxy card without indicating your vote, your shares will be counted as present for purposes of establishing a quorum and your shares will be voted FOR election of the individuals nominated as directors, FOR ratification of the selection of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the current fiscal year, and FOR approval of the Company’s 2008 Long Term Incentive Plan.

     If you are a street name stockholder (that is, you hold your Stock through a securities broker) and you don’t vote your shares, your shares will be counted as present for purposes of establishing a quorum and your bank, broker or other holder of record can vote your shares at its discretion on the election of directors and the ratification of Marcum & Kliegman LLP as the Company’s independent auditor for the fiscal year ending September 30, 2009.

     If any other matter is brought before the Annual Meeting, shares represented by proxies will be voted by the proxy holders as directed by a majority of the Board.

Votes Required

     Each of the proposals will be considered separately.

Item 1—Election of Directors

     The affirmative vote of a plurality of the votes entitled to be cast by the holders of Common Stock and Preferred Stock present in person or represented by proxy is required to elect each director nominee. Proxies cannot be voted for a greater number of persons than are named. Abstentions from voting will have no effect on the election of directors.

Item 2—Ratification of the Appointment of the Independent Auditor

     The proposal to ratify the appointment of Marcum & Kliegman LLP as the Company’s independent auditor for the fiscal year ending September 30, 2009 is approved if the number of shares voted in favor exceeds the number of shares voted against.

Item 3—Approval of the Company’s 2008 Long Term Incentive Plan

     The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of all stock entitled to a vote at the Annual Meeting is required to approve the Company’s 2008 Long Term Incentive Plan. If you “abstain” or otherwise do not vote on this proposal, it has the same effect as a vote against the amendment.

Other Matters

     As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Annual Meeting and call for a vote of stockholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Dissenter’s Right of Appraisal

     There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

Revocability of Proxies

     A stockholder who completes and returns the proxy that accompanies this proxy statement may revoke that proxy at any time before the closing of the polls at the Annual Meeting. A stockholder may revoke a proxy by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company at the Company’s office address at 1961 Bishop Lane, Louisville, Kentucky 40222, any time before the Annual Meeting. Stockholders may also revoke proxies by delivering a duly executed proxy bearing a later date to the inspector of election at the Annual Meeting before the beginning of voting, or by attending the Annual Meeting and voting in person. You may attend the Annual Meeting even though you have executed a proxy, but your presence at the Annual Meeting will not automatically revoke your proxy.

Solicitation of Proxies

     The original solicitation of proxies by mail may be supplemented by telephone and other means of communication and through personal solicitation by officers, directors and other employees of the Company, at no compensation. Proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of Common Stock or Preferred Stock, and the Company will reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith. The Company will bear the costs of the Annual Meeting and of soliciting proxies, including the cost of printing and mailing this proxy statement and related materials.

PROPOSAL 1
ELECTION OF DIRECTORS

     At the Annual Meeting, three directors will be elected to serve until the next annual meeting of stockholders. Although it is not anticipated that any of the nominees listed below will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

Nominees for Election as Directors

     Set forth below is a list of Board members who will stand for re-election at the Annual Meeting, together with their ages, all Company positions and offices each person currently holds and the year in which each person joined the Board.

Name	Age	Position or Office	Director Since
Bruce Widener	47	Director, Chairman, Chief Executive Officer	2007
J. Sherman Henderson III	66	Director	2007
John D. Rhodes III	54	Director	2007

     Bruce Widener, Director, Chairman and Chief Executive Officer. Mr. Widener possesses over 19 years of industry experience. Prior to developing and forming Beacon, Mr. Widener served as Chief Operating Officer of US Wireless Online, a provider of wireless internet access and related applications during 2006. From 2004 to 2006, Mr. Widener served as Senior Vice President of Corporate Development of UniDial Communications/Lightyear Network Solutions. Mr. Widener was an independent contractor with PTEK in 2002 and served as Senior Vice President of Indirect Channel Sales from 2003 through 2004.

     J. Sherman “Sherm” Henderson III, Director. Mr. Henderson has more than 35 years of business experience, including company ownership, sales, marketing and management. He has served as president and CEO of Lightyear Network Solutions, LLC since its inception in 2003. Lightyear Network Solutions, LLC is the successor to Lightyear Communications, Inc. following its reorganization in April 2004 under Chapter 11 of the U.S. Bankruptcy Code. Mr. Henderson served as President and CEO of Lightyear Communications, Inc. since its formation in 1993. In 2004, he was voted chairman of COMPTEL, the leading communications trade association, made up of more than 300 member companies. Mr. Henderson is a graduate of Florida State University, with a B.A. degree in Business Administration.

     John D. Rhodes, III, M.D., Director. Dr. Rhodes practiced as a physician and has been Board Certified in Internal Medicine and Cardiovascular Diseases serving as Chief Fellow in Cardiology at the University of Louisville School of Medicine from 1984-1985 and was elected a Fellow of the American College of Cardiology. Dr. Rhodes retired from his private practice in 2005. In his retirement, Dr. Rhodes has been an active investor in the telecom, restaurant and real estate industries. Dr. Rhodes was a founding investor in Texas Roadhouse and served as a member of its advisory board until its initial public offering in 2004.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES FOR DIRECTOR OF THE COMPANY.

Meetings of the Board of Directors

     The Board met on two occasions during the year ended September 30, 2008. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and its committees on which such director served during his period of service. In addition, all members of the Board are expected to attend the Annual Meeting.

Committees of the Board of Directors

     The Board has two standing committees: the Audit Committee and the Compensation Committee. All members of these committees are “independent” as defined in rules and listing standards applicable to the Company.

     Audit Committee. Our Board of Directors has an Audit Committee, the purpose of which is to review and evaluate the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and system of internal accounting controls, and to review and approve any transactions between us and our directors, officers or significant shareholders. In fulfilling its responsibility, the Audit Committee pre-approves, subject to stockholder ratification, the selection of our independent registered public accounting firm. The Audit Committee also reviews our consolidated financial statements and the adequacy of our internal controls. The Audit Committee meets at least quarterly with our management and our independent registered public accounting firm to review and discuss the results of audits or reviews of our consolidated financial statements, the evaluation of our internal audit controls, and the overall quality of our financial reporting and our critical accounting policies. The Audit Committee meets separately, at least quarterly, with the independent registered public accounting firm. In addition, the Audit Committee oversees our existing procedures for the receipt, retention and handling of complaints related to auditing, accounting and internal control issues, including the confidential, anonymous submission by employees of concerns on questionable accounting and auditing matters. The board of directors has determined that both members of the Audit Committee, comprised of John D. Rhodes III and J. Sherman Henderson III, are independent as defined under Nasdaq Marketplace Rules and regulations established by the Securities and Exchange Commission, or SEC Regulations, governing audit committee member independence.

Role of Compensation Committee.

     The Compensation Committee of our Board has primary responsibility for assisting the Board in developing and evaluating potential candidates for executive positions, including the CEO, and for overseeing the development of executive succession plans. As part of this responsibility, the Compensation Committee oversees the design, development and implementation of the compensation program for the Chief Executive Officer (“CEO”) and the other named executive officers. The Compensation Committee evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program.

Role of Executive Officers in Determining Compensation

     The CEO and the Compensation Committee together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO. Our CEO assists the Compensation Committee in reaching compensation decisions with respect to the named executives other than the CEO. The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO. Our CEO is not involved with any aspect of determining his own compensation. The Compensation Committee makes all compensation decisions for our CEO. Although our CEO assists the Compensation Committee in reaching compensation decisions with respect to the other named executive officers, the Compensation Committee has final discretionary authority to approve compensation of all named executive officers, including our CEO.

Role of Compensation Consultant.

     The Compensation Committee did not use the services of a compensation consultant to establish the compensation program for named executive officers for fiscal year 2008. In the future, the Compensation Committee may engage or seek the advice of compensation consultants to provide insight on compensation trends along with general views on specific compensation programs.

     The members of the Compensation Committee are Messrs. Henderson and Rhodes. The Compensation Committee held one meeting during 2008.

Policy Regarding Consideration of Candidates for Director

Stockholder Nominees

     The Board of Directors of the Company will consider stockholder recommendations for director nominees at the 2009 Annual Meeting if stockholders comply with the requirements of the Company’s bylaws; a copy of the relevant section of the bylaws may be obtained from the Company’s Secretary at 1961 Bishop Lane, Louisville, Kentucky 40222.

Director Qualifications

     The Board of Directors of the Company seeks to ensure that the majority of directors qualify as “independent” under all applicable rules. The Board of Directors of the Company will review with the Board the requisite skills and characteristics for potential nominees. This assessment will include consideration of the nominees’ qualification as independent as well as their background, board skill needs, diversity and business experience. The Board will seek individuals who have displayed high ethical standards, integrity and sound business judgment.

     The Board of Directors of the Company may also consider such other factors as it may deem are in the best interest of the Company and its stockholders. The manner in which the Board of Directors of the Company evaluates a potential nominee will not differ based on whether the nominee is recommended by a stockholder of the Company.

     The Company does not pay a third party fee to assist in identifying and evaluating nominees, but the Company does not preclude the potential for using such services if needed as may be determined at the discretion of the Board of Directors of the Company.

Code of Ethics

     Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, we have adopted a Code of Ethics for all employees including the Chief Executive Officer and Principal Financial Officer. The Code of Ethics is posted on our website, www.askbeacon.com, (under the caption Investor Relations — Management). We intend to satisfy the disclosure requirement regarding any amendment to, or waiver of, a provision of the Code of Ethics for the Chief Executive Officer and Principal Financial Officer by posting such information on our website. We undertake to provide to any person a copy of this Code of Ethics upon request to our Corporate Secretary at 1961 Bishop Lane, Louisville, Kentucky 40222.

PROPOSAL 2
RATIFICATION OF INDEPENDENT AUDITOR

     Pursuant to prior authorization of the Company’s Board, the Audit Committee has appointed the firm of Marcum & Kliegman LLP to serve as the independent public accountants to audit the financial statements of the Company for the year ended September 30, 2009. Accordingly, a resolution will be presented at the Annual Meeting to ratify the appointment of Marcum & Kliegman LLP. If the stockholders fail to ratify the appointment of Marcum & Kliegman LLP, the Audit Committee will reconsider such appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. Representatives of Marcum & Kliegman LLP are expected to be present at the Annual Meeting via teleconference, will have the opportunity to make a prepared statement, and will be available to respond to questions, as appropriate.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MARCUM & KLIEGMAN LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2009.

PROPOSAL 3
APPROVAL OF THE COMPANY’S 2008 LONG TERM INCENTIVE PLAN

     On March 26, 2008, our Board of Directors adopted the Beacon Solutions 2008 Long Term Incentive Plan (“2008 Plan”). On January 9, 2009, our Board of Directors re-ratified the 2008 Plan. The total number of shares of common stock available for issuance pursuant to awards under the 2008 Plan is 1,000,000 shares. The 2008 Plan permits grants of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights (“SARs”), restricted stock awards and performance awards. The 2008 Plan became effective upon adoption by the Board of Directors. The Board of Directors is submitting the proposal to approve the 2008 Plan because the Internal Revenue Code (the “Code”) requires the 2008 Plan be approved by shareholders in order to award incentive stock options to employees. If shareholders do not approve the 2008 Plan, we will not be able to award incentive stock options to employees.

Purpose of the 2008 Plan

     The purpose of the 2008 Plan is to encourage continuity of service and excellence in the performance of individual responsibilities, and motivate directors and employees to contribute to our success.

Individuals Eligible to Receive Awards Pursuant to the 2008 Plan

     The four named executive officers, the two independent directors, and all current and future employees are eligible to receive awards under the 2008 Plan.

Shares Subject to the Plan

     The 2008 Plan authorizes the issuance of a maximum of 1,000,000 common shares for awards to employees and directors, subject to adjustment as described below. If an award granted under the 2008 Plan expires or terminates without exercise, the shares no longer subject to that award will again become available for issuance under the 2008 Plan. No more than 200,000 common shares subject to stock-based awards or a maximum of $500,000 with respect to awards of performance shares may be granted during any one fiscal year to any one individual.

     In the event of a stock dividend, stock split, reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence, the total number of common shares reserved for issuance under the 2008 Plan, available for awards and subject to outstanding awards and the price per share of outstanding awards will be adjusted proportionately.

     The 2008 Plan authorizes the following types of awards:

  incentive stock options (these can only be issued to employees) and nonqualified stock options to purchase common stock at a set price per share, but no less than 100% of the fair market value of the common stock on the date of grant;

  stock appreciation rights to receive upon exercise common stock or cash equal to the appreciation in value of a share of common stock;

  restricted stock, which are shares of common stock granted subject to a restriction period and/or a condition which, if not satisfied, may result in the complete or partial forfeiture of the shares; and

  performance shares to be issued upon the satisfaction of predetermined performance measures;

     Awards granted under the 2008 Plan must be evidenced by award agreements that state the terms and conditions of the awards and must otherwise be consistent with the provisions of the 2008 Plan.

Administration

     The 2008 Plan is administered by a committee of the Board of Directors which may consist of no fewer than two directors who cannot be current or former employees or officers of Beacon and who cannot receive remuneration from Beacon in any capacity other than as directors. The committee will have full power and authority to take all actions necessary to carry out the purpose and intent of the 2008 Plan, including the authority to grant awards to employees and to interpret the 2008 Plan, establish rules and regulations, and perform all other acts it believes reasonable and proper. Subject to the provisions of the 2008 Plan, the committee will have sole discretion to determine those eligible to receive awards, the amount, type, and timing of each award and the terms and conditions of the respective award agreements. The committee may modify outstanding awards, accelerate or change the time of exercise, or waive a lapse of a condition of an award, and establish conditions for earning awards. Modifications that may materially adversely affect an award cannot be made without the consent of the holder of the award. If and to the extent no committee exists that has authority to administer the 2008 Plan, the functions of the committee will be exercised by the Board of Directors.

Awards Under the 2008 Plan

     To date, no options have been awarded under the 2008 Plan.

Federal Income Tax Consequences

Grants of Options, SARs and Awards

     The grant of a nonqualified stock option, incentive stock option, SAR, performance share, or restricted stock does not result in income for the grantee or in a deduction for the Company at the time of grant. In the case of restricted stock, the stock must be subject to “restrictions on transfer” and a “substantial risk of forfeiture,” to avoid taxation at grant, as intended under the 2008 Plan. A recipient of restricted stock may elect in the manner prescribed by Section 83(b) of the Internal Revenue Code, to be taxed at grant rather than deferring taxation until the restrictions lapse.

Exercise of Options and SARs and Lapse of Restrictions or Attainment of Performance Criteria

     The exercise of a nonqualified stock option results in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required for options granted to employees.

     The exercise of an option in accordance with the incentive stock option rules does not result in immediate income for the optionee, except that the excess of the fair market value on the exercise date over the option price of the shares is an “item of adjustment” for alternative minimum tax purposes. When an optionee sells shares acquired by exercise of an incentive stock option, the optionee’s gain (the excess of sales proceeds over option price) on the sale will be taxed as capital gain provided the sale is not within two years after the date of grant nor within one year after the transfer of shares upon exercise. If the subsequent sale is before the expiration of either the two-year or the one-year period, the optionee generally will realize ordinary income in the year of the disqualifying sale, and the Company will then be entitled to a deduction for that spread in value.

     Upon the exercise of SARs or the receipt of cash or stock under a performance share, the grantee recognizes ordinary income and the Company is entitled to a deduction measured by the fair market value of the shares plus any cash received. Income tax withholding is required.

     Absent a Section 83(b) election, the grantee of a restricted stock award recognizes ordinary income and the Company is entitled to a deduction at the time the restrictions lapse. The amount of income is measured by the fair market value of the shares at the time of lapse.

     The grantee of a restricted stock award may elect to include the fair market value of the shares at the time of grant in income for the year of the grant. A Section 83(b) election generally cannot be revoked and must be made in writing within thirty days of the grant. If an election is made, and the stock is held for at least one year after grant, any appreciation in value between the grant date and the lapse of the restrictions, as well as appreciation thereafter, will be taxed as a capital gain.

     At the time the employee has ordinary income, the Company will receive a tax deduction for restricted stock in the same amount. Income tax withholding is required, and that income is subject to all applicable payroll taxes.

Subsequent Sales

     Subject to the special rules governing disqualifying dispositions of incentive stock options, a sale of shares more than one year after their receipt as described above will result in long-term gain to the holder. Under present law, long-term capital gain is generally taxed at a maximum rate of 15% compared to the maximum rate of 35% applicable to ordinary income. Capital gain or loss is measured by the difference between the sale proceeds and the selling shareholder’s tax basis in the stock sold. A recipient of an option, right or award may include in the tax basis of his or her shares any ordinary income recognized upon receipt of such shares.

Qualified Performance-Based Awards

     Section 162(m) of the Code generally disallows deductions for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation’s chief executive officer and its three other most highly compensated officers other than the Chief Financial Officer. However, compensation payable solely on account of attaining one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors, the material terms were in fact satisfied before the compensation is paid. The business criteria used by the committee in establishing performance goals applicable to qualified performance awards will be selected from among the criteria for the Company, as a whole or any business unit of the Company set forth below, either on an absolute basis or relative to an index:

  enterprise value or value creation targets;

  after-tax or pre-tax profits, including without limitation, as attributable to continuing and/or other operations of the Company;

  operational cash flow or economic value added;

  specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company;

  earnings per share or earnings per share from continuing operations;

  net sales, revenues, net income or earnings before income tax or other exclusions;

  return on capital employed or return on invested capital;

  after-tax or pre-tax return on stockholder equity;

  the fair market value of the shares of the Company’s stock;

  the growth in the value of an investment in the Company’s stock assuming the reinvestment of dividends;

  a transaction that results in the sale of stock or assets of the Company;

  earnings before interest, taxes, amortization and depreciation;

  reduction in expenses; or

  other business criteria as determined appropriate by the committee.

  The Company may also exclude the impact of an event or occurrence as the committee determines appropriate, including (a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in tax law or accounting standard required by generally accepted accounting principles.

The deduction limitation also does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at a fair market value under a plan which limits the number of shares that may be issued to any individual and which is approved by the corporation’s shareholders.

New Plan Benefits

     No grants have been identified or awarded under the 2008 Plan as of yet and thus, amounts are not determinable because the award is at the discretion of the Compensation Committee.

Equity Compensation Plan Information

     The following table provides information with respect to our equity compensation plans as of September 30, 2008.

Plan category	Number of shares to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	$ —	—
not approved by security holders	700,900	$0.94	—

	700,900	$0.94	—

     Options must be granted with an exercise price equal to no less than the fair market value on date of grant. The Company’s options will vest in amounts of one third of the grant on each anniversary of grant for the following three years. The exercise period is typically ten years from date of grant.

     Pursuant to the terms of employment of key individuals, the Board of Directors granted options to purchase an aggregate of 430,900 shares of our common stock with an exercise price of the fair market value on the date of grant. Options to purchase an aggregate of 30,900 shares of our common stock were forfeited during the year ended September 30, 2009.

     For services to be rendered as a member of the Board of Directors, one of our independent directors was granted warrants to purchase 300,000 shares of our common stock with an exercise price of $1.00 per share.

     The Beacon Solutions 2008 Long Term Incentive Plan will be approved if a majority of the votes represented by the shares entitled to vote at the Annual Meeting affirmatively vote FOR approval of the proposal. The Board of Directors recommends that shareholders vote FOR approval of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPANY’S 2008 LONG TERM INCENTIVE PLAN.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names of our directors and executive officers, their ages and their current positions.

Name	Age	Position or Office	Director or Executive Officer Since
Bruce Widener	47	Director, Chairman, Chief Executive Officer	2007
J. Sherman Henderson III	66	Director	2007
John D. Rhodes III	54	Director	2007
Richard C. Mills	53	President	2007
Kenneth E. Kerr	45	Chief Operating Officer	2007
Robert R. Mohr	43	Chief Accounting Officer, Treasurer, Secretary	2007

STOCK OWNERSHIP INFORMATION

     The following table sets forth as of the Record Date certain information with respect to the beneficial ownership of the Company’s Common Stock of (i) the Named Executive Officers, as defined herein, (ii) each director or nominee for director of the Company, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than 5% of the shares of Common Stock on an as-converted basis.

Name	Beneficial Ownership	% of Shares on As-Converted Basis
Bruce Widener	2,580,000	13.0%
J. Sherman Henderson III (1)	1,904,167	9.6%
John D. Rhodes III (2)	2,217,441	11.2%
Robert H. Clarkson (3)	1,124,166	5.7%
Richard C. Mills (4)	1,577,250	8.0%
Kenneth E. Kerr (5)	471,429	2.4%
Robert R. Mohr	—	0.0%
CETCON, Incorporated	900,000	4.5%
Directors and Named Executives Officers (as a group)	9,541,120	48.2%

*	Except as set forth above, there are no beneficial owners of shares representing more than 5 percent of the votes entitled to be cast at the Annual Meeting.

**	Bruce Widener owns ___ % of the outstanding common stock. J. Sherman Henderson III owns ___ % of the outstanding common stock. John D. Rhodes III owns ___ % of the outstanding common stock. Robert H. Clarkson owns ___ % of the outstanding common stock. Richard C. Mills owns ___ % of the outstanding common stock. Kenneth E. Kerr owns ___ % of the outstanding common stock. Robert R. Mohr owns ___ % of the outstanding common stock. CETCON, Incorporated owns ___ % of the outstanding common stock.

***	Other than John D. Rhodes III, M.D., there are no beneficial owners of more than 5 percent of the outstanding shares of preferred stock.

(1)	Includes 30,000 shares held by LANJK, LLC (a limited liability company wholly owned by Mr. Henderson) as well as the 416,666 shares into which the Exchanged Bridge Note held by SHEND LLC (a limited liability company wholly owned by Mr. Henderson) is convertible, 432,500 shares for which Exchanged Bridge Warrants held by SHEND LLC are exercisable within 60 days of the date hereof and 25,000 Warrants issued in exchange for an equity financing arrangement.

(2)	Includes the 166,666 shares into which the Exchange Bridge Note held by Dr. Rhodes is convertible, 173,000 shares for which the Exchanged Bridge Warrants held by Dr. Rhodes are exercisable within 60 days of the date hereof, 300,000 warrants to purchase shares in exchange for his representation on the Board of Directors, 777,777 shares into which the Series B Preferred Stock is convertible, 200,000 Warrants issued pursuant to the Series B Preferred Stock purchase, and 299,998 warrants issued in exchange for an equity financing arrangement.

(3)	Includes the 416,666 shares into which the Exchanged Bridge Note held by ROBT LLC (a limited liability company wholly owned by Mr. Clarkson) is convertible, 432,500 shares for which the Exchanged Bridge Warrants held by ROBT LLC are exercisable within 60 days of the date hereof and 25,000 Warrants issued in exchange for an equity financing arrangement.

(4)	632,250 of the shares of Beacon Common Stock are subject to a three-year vesting provision, where such shares will vest in three equal installments on December 20, 2008, 2009 and 2010. In addition, Mr. Mills and his wife are the beneficial owners of 795,000 shares of Beacon Common Stock, of which 200,000 have been placed in escrow under the terms of the asset purchase agreement between Beacon and Strategic.

(5)	Mr. Kerr, as the 50% stockholder of CETCON, is the beneficial owner of 471,429 shares of Beacon Common Stock, of which 225,000 have been placed in escrow under the terms of the asset purchase agreement between Beacon and CETCON.

EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows the compensation earned for the time period served as an executive officer during the last fiscal year by: (1) the President and Chief Executive Officer, (2) the Chief Financial Officer, and (3) each of the three other highest compensated executive officers of the Company serving at September 30, 2008 (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)		Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

(A)	(B)	(C)		(D)		(E)	(F)		(G)	(H)	(I)		(J)

Bruce Widener	2008	190,378	(4)								11,912	(5)	202,290
Chairman, Chief Executive Officer and Director	2007	33,750	(6)								2,580	(7)	36,330

Richard C. Mills	2008	110,494	(8)			266,694 (9)					10,578	(10)	387,766
President	2007		(11)

Kenneth Kerr	2008	109,615	(12)								10,306	(13)	119,921
Chief Operating Officer	2007		(14)

Robert Mohr	2008	126,923	(15)	5,000	(16)		7,358	(17)			2,743	(18)	142,024
Chief Accounting Officer, Treasurer and Secretary	2007		(19)

(1)	For purposes of this Summary Compensation Table, the cash incentive awards to the named executive officers, which are discussed in further detail under the heading “Compensation Discussion and Analysis — Compensation for Named Executive Officers for Fiscal Year 2008,” have been characterized as “Non-Equity Incentive Plan Compensation” under column (G).

(2)	The amounts in Column (E) represent the proportionate amount of the total fair value of restricted stock recognized by us as an expense in fiscal year 2008 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in fiscal year 2008 were determined in accordance with FAS 123R. The wards for which expense is shown in column (E) include awards described in the Grants of Plan-Based Awards table included elsewhere in this section. The assumptions used in determining the grant date fair values of these awards are set forth in Note 16 to our consolidated financial statements included elsewhere in the annual report on Form 10-K, which accompanies this proxy statement.

(3)	The amounts in column (F) represent the proportionate amount of the total fair value of stock options recognized by us as an expense in fiscal year 2008 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair value of these awards and the amounts expensed in fiscal year 2008 were determined in accordance with FAS 123R. The awards for which expense is shown in column (F) include the awards described in the Grants of Plan-Based Awards table included elsewhere in this section. The assumptions used in determining the grant date fair values of these awards are set forth in Note 16 to our consolidated financial statements included elsewhere in the annual report on Form 10-K, which accompanies this proxy statement.

(4)	Amount includes $180,000 annual salary under the terms of Mr. Widener’s employment agreement and amounts agreed upon with Founders prior to execution of the employment agreement.

(5)	Amount paid for medical, dental and vision insurance.

(6)	Amount agreed upon with Founders.

(7)	Amount paid for medical, dental and vision insurance.

(8)	Amount includes $150,000 annual salary under the terms of Mr. Mills’ employment agreement for partial year since execution of the employment agreement.

(9)	Amount relates to restricted stock grant which is discussed in further detail in Note 16 to our consolidated financial statements included elsewhere in the annual report on Form 10-K, which accompanies this proxy statement.

(10)	Amount paid for medical, dental and vision insurance.

(11)	Mr. Mills was not an employee of Beacon prior to fiscal year 2008.

(footnotes continued from previous page)

(12)	Amount includes $150,000 annual salary under the terms of Mr. Kerr’s employment agreement for partial year since execution of the employment agreement.

(13)	Amount paid for medical, dental and vision insurance.

(14)	Mr. Kerr was not an employee of Beacon prior to fiscal year 2008.

(15)	Amount includes $150,000 annual salary under the terms of Mr. Mohr’s employment agreement for partial year since execution of the employment agreement.

(16)	Amount represents a bonus for timely filing of documents with the Securities Exchange Commission.

(17)	Amount represents non-cash compensation expense recognized for financial accounting purposes determined in accordance with FAS 123R.

(18)	Amount paid for medical, dental and vision insurance.

(19)	Mr. Mohr was not an employee of Beacon prior to fiscal year 2008.

Outstanding Equity Awards at Fiscal Year-End

     The following table details the equity incentive awards outstanding as of September 30, 2008. For additional information about the option awards, see “Equity Awards” and “Compensation for Named Executive Officers in Fiscal Year 2008” under “Compensation Discussion and Analysis.”

	Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Unearned Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)

Richard C. Mills						632,250	663,863

Robert Mohr		60,000		$1.20	3/26/2018

Employment Agreement and Change of Control Agreement

     The following table summarizes the value of the termination payments and benefits Mr. Widener, Mills, Kerr, and Mohr would receive if they had terminated employment on September 30, 2008 under the circumstances shown pursuant to the terms of the employment agreements we have entered into with him. For further description of the employment agreement governing these payments, see “Employment Agreements.” Other than the employment agreements with our named executives, there is no formal policy with respect to payments to named executive officers upon a termination of such officer or change in control of the Company. In addition, the employment agreements with our named executives do not provide for any payments upon a change in control. The tables exclude (i) amounts accrued through September 30, 2008 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual bonus for fiscal year 2008 and reimbursed business expenses and (ii) vested account balances under our 401(k) Plan that is generally available to all of our employees.

Bruce Widener

Benefit	Retirement ($)		Death ($)		Disability ($)		Termination by Company without Cause or Executive with Good Reason ($)		Termination following or prior to a Change in Control ($)

Cash Severance	—		$45,000	(1)	$45,000	(1)	$45,000	(1)	—	(2)

Acceleration of Restricted Stock	—		—		—		—		—	(2)

Acceleration of Stock Options	—		—		—		—		—	(2)

Health & Welfare Benefits	—	(3)	—	(3)	3,121	(3)	3,121	(3)	—	(2)

(1)	Excluding accrued, but unpaid, base salary, annual bonus, accrued vacation, 401(k) payments and unreimbursed business expenses.

(2)	Executive is not entitled to any specific payments upon a change in control, other than such payment that Executive would otherwise be entitled to if termination upon a change in control is by reason of death or disability or by the Company without Cause or the Executive for Good Reason, as provided in the related columns.

(3)	Executive is entitled to continued participation in our group health plan, assuming he makes a timely election of continuation coverage under COBRA, at the Company’s expense.

Richard Mills

Benefit	Retirement ($)		Death ($)		Disability ($)		Termination by Company without Cause or Executive with Good Reason ($)		Termination following or prior to a Change in Control ($)

Cash Severance	—		$37,500	(1)	$37,500	(1)	$ 37,500	(1)	—	(2)

Acceleration of Restricted Stock	—		—		—		445,124	(3)	—	(2)

Acceleration of Stock Options	—		—		—		—		—	(2)

Health & Welfare Benefits	—	(4)	—	(4)	3,001	(4)	3,001	(4)	—	(2)

(1)	Excluding accrued, but unpaid, base salary, annual bonus, accrued vacation, 401(k) payments and unreimbursed business expenses.

(2)	Executive is not entitled to any specific payments upon a change in control, other than such payment that Executive would otherwise be entitled to if termination upon a change in control is by reason of death or disability or by the Company without Cause or the Executive for Good Reason, as provided in the related columns.

(3)	Upon termination by the Company for Cause or the Executive for Good Reason, restricted stock vests as described in Note 14 to the consolidated financial statements.

(4)	Executive is entitled to continued participation in our group health plan, assuming he makes a timely election of continuation coverage under COBRA, at the Company’s expense.

Ken Kerr

Benefit	Retirement ($)		Death ($)		Disability ($)		Termination by Company without Cause or Executive with Good Reason ($)		Termination following or prior to a Change in Control ($)

Cash Severance	—		$37,500	(1)	$37,500	(1)	$37,500	(1)	—	(2)

Acceleration of Restricted Stock	—		—		—		—		—	(2)

Acceleration of Stock Options	—		—		—		—		—	(2)

Health & Welfare Benefits	—	(3)	—	(3)	3,000	(3)	3,000	(3)	—	(2)

(1)	Excluding accrued, but unpaid, base salary, annual bonus, accrued vacation, 401(k) payments and unreimbursed business expenses.

(2)	Executive is not entitled to any specific payments upon a change in control, other than such payment that Executive would otherwise be entitled to if termination upon a change in control is by reason of death or disability or by the Company without Cause or the Executive for Good Reason, as provided in the related columns.

(3)	Executive is entitled to continued participation in our group health plan, assuming he makes a timely election of continuation coverage under COBRA, at the Company’s expense.

Robert Mohr

Benefit	Retirement ($)		Death ($)		Disability ($)		Termination by Company without Cause or Executive with Good Reason ($)		Termination following or prior to a Change in Control ($)

Cash Severance	—		$37,500	(1)	$37,500	(1)	$37,500	(1)	—	(2)

Acceleration of Restricted Stock	—		—		—		—		—	(2)

Acceleration of Stock Options	—		—		—		—		—	(2)

Health & Welfare Benefits	—	(3)	—	(3)	977	(3)	977	(3)	—	(2)

(1)	Excluding accrued, but unpaid, base salary, annual bonus, accrued vacation, 401(k) payments and unreimbursed business expenses.

(2)	Executive is not entitled to any specific payments upon a change in control, other than such payment that Executive would otherwise be entitled to if termination upon a change in control is by reason of death or disability or by the Company without Cause or the Executive for Good Reason, as provided in the related columns.

(3)	Executive is entitled to continued participation in our group health plan, assuming he makes a timely election of continuation coverage under COBRA, at the Company’s expense.

No other Named Executive Officer has termination or change in control arrangements.

Directors’ Compensation

     Our directors have agreed to serve on our Board of Directors based on their existing equity position in Beacon. John D. Rhodes III was issued 300,000 Warrants to purchase Beacon common stock in exchange for his service on the board by unanimous vote in a Board Meeting on March 26, 2008. We currently have no policy for director compensation. The Compensation Committee has taken this under advisement and there has been discussion of future director compensation but no formal policy has yet to be set in place.

     The following table provides summary information of compensation of directors for the year ended September 30, 2008.

Director Compensation

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)

John D. Rhodes III		219,000					219,000

(1)	On March 26, 2008, Mr. Rhodes was granted 300,000 Warrants to purchase shares of our common stock with a strike price of $1.00. The fair value of the options on the date of grant of this options grant under SFAS 123R was $219,000.

     During 2008, each director attended at least 75% of the aggregate number of meetings of the Board and its committees on which such director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No person who was a member of the Compensation Committee during the twelve months ended September 30, 2008 was a present or former officer or employee of ours. None of our executive officers served during the twelve months ended September 30, 2008 as a director or member of a compensation committee of any entity one of whose executive officers served on the Board or the Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Philosophy

     The goal of our compensation program for our named executive officers is the same as our goal for operating Beacon — to create long-term value for our stockholders. Toward this goal, we have designed and implemented our compensation programs for our named executive officers to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with us for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives, as described below. These elements consist of salary, annual bonus and share-based incentive compensation. In deciding on the type and amount of compensation for each named executive, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each named executive in a manner we believe optimizes the executive’s contribution to us.

Overview of Compensation Objectives

Performance.

     The amount of compensation for each named executive officer reflects his superior management experience, continued high performance and exceptional career of service to us. Key elements of compensation that depend upon the named executive officer’s performance include:

Base salary, which provides fixed compensation based on competitive market practice and in accordance with the terms of the executive’s employment agreement.

Bonus, which is discretionary and payable in cash or equity incentives based on an assessment of each executives’ performance against pre-determined quantitative and qualitative measures within the context of our overall performance.

Equity incentive compensation in the form of stock options and/or restricted stock subject to vesting schedules that require continued service with us.

Our matching contributions to our named executive officers who participate in our 401(k) plan.

Other benefits.

     Base salary and bonus are designed to reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Share-based compensation is focused on motivating and challenging the executive to achieve superior, longer-term, sustained results.

Alignment.

     We seek to align the interests of our named executive officers with those of our stockholders, and provide them with an opportunity to acquire a proprietary interest in us, by evaluating executive performance on the basis of key financial measurements, which we believe closely correlate to long-term stockholder value, including revenue, operating profit and cash flow from operating activities. Key elements of compensation that align the interests of the named executives with stockholders include equity incentive compensation, which links a significant portion of compensation to stockholder value because the total value of those awards corresponds to stock price appreciation that correlates strongly with meeting company performance goals.

Retention.

     Due to extensive management experience, our senior executives are often presented with other professional opportunities, including ones at potentially higher compensation levels. We attempt to retain our executives by using continued service as a determinant of total pay opportunity. Key elements of compensation that require continued service to receive any, or maximum, payout include the vesting terms in our equity-based compensation programs, including stock option and restricted stock awards.

Implementing Our Objectives

Determining Appropriate Pay Levels.

     We compete with many other companies for experienced and talented executives. As such, market information regarding pay practices at peer companies (as provided in the public reports filed by such companies with the SEC) is reviewed and considered in assessing the reasonableness of compensation and ensuring that compensation levels remain competitive in the marketplace.

     We rely upon our judgment in making compensation decisions, after reviewing our performance and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, such individual’s career with us, current compensation arrangements and long-term potential to enhance stockholder value. Specific factors affecting compensation decisions for our named executive officers include:

Key financial measurements such as revenue, operating profit and cash flow from operating activities.

Strategic objectives such as acquisitions, dispositions or joint ventures.

Promoting commercial excellence by launching new or continuously improving services, and attracting and retaining customers.

Achieving specific operational goals for us including improved productivity, simplification and risk management.

Achieving excellence in their organizational structure and among their employees.

     We generally do not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. Although we consider competitive market compensation paid by other companies, we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on those data to determine executive compensation. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

Allocation of Compensation.

     There is no pre-established policy or target for the allocation of compensation, other than the employment agreements as previously referenced. We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Any apportionment goal is not applied rigidly and does not control our compensation decisions; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our named executive officers to deliver superior performance and retain them on a cost-effective basis.

Timing of Compensation.

     As discussed elsewhere, compensation (including salary base adjustments, stock options and restrictive stock awards, incentive plan eligibility, incentive plan goal specifications and incentive plan payments, for our named executive officers) are typically reviewed annually.

Minimum Stock Ownership Requirements.

     We do not have any minimum stock ownership guidelines. All of our named executive officers, however, currently beneficially own either one, or a combination, of shares of common stock, shares of our restricted stock, or stock options to purchase our common stock.

Employment and Other Agreements

     Beacon has entered into employment agreement with each of Bruce Widener, Richard C. Mills, Robert Mohr and Kenneth E. Kerr, each effective as of December 20, 2007. Each executive officer has agreed not to compete with us within the United States during the term of his employment and for a period of one year following his termination of employment, nor to solicit our employees for a period of two years following the termination of his employment.

     Pursuant to the terms of Mr. Widener’s Employment Agreement, Mr. Widener will serve as the Chief Executive Officer and will be entitled to receive, among other things: (1) an annual base salary of $180,000, and (2) such annual performance bonuses as may be approved by the Compensation Committee of the Board of Directors.

     Pursuant to the terms of Mr. Mills’s Employment Agreement, Mr. Mills will serve as the President and will be entitled to receive, among other things: (1) an annual base salary of $150,000, and (2) such annual performance bonuses as may be approved by the Compensation Committee of the Board of Directors.

     Pursuant to the terms of Mr. Mohr’s Employment Agreement, Mr. Mohr will serve as the Chief Accounting Officer and will be entitled to receive, among other things: (1) an annual base salary of $150,000, and (2) such annual performance bonuses as may be approved by the Compensation Committee of the Board of Directors.

     Pursuant to the terms of Mr. Kerr’s Employment Agreement, Mr. Kerr will serve as the Chief Operating Officer and will be entitled to receive, among other things: (1) an annual base salary of $150,000, and (2) such annual performance bonuses as may be approved by the Compensation Committee of the Board of Directors.

     If any of Mr. Widener, Mr. Mills, Mr. Mohr or Mr. Kerr is terminated for reasons other than for “cause,” then he will be entitled severance equal to the greater of (i) three months’ salary, or (ii) the amount of salary to be paid from the date of termination until December 20, 2008.

Executive Compensation Tax Deductibility

     Section 162(m) of the Code generally provides that the compensation paid by publicly held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1,000,000 per executive will be deductible by the Company only if paid pursuant to qualifying performance-based compensation plans approved by shareholders of the Company. Compensation as defined by the Code includes, among other things, base salary, incentive compensation and gains on stock options and restricted Common Stock. Although the Company currently attempts to structure all incentive compensation to be deductible for federal income tax purposes, the Company’s primary policy is to maximize the effectiveness of the Company’s executive compensation program. In that regard, the Committee intends to remain flexible to take actions which are deemed to be in the best interests of the Company and its shareholders. Such actions have not always qualified for tax deductibility under the Code and may not do so in the future.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on the review and discussion referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K.

     The Compensation Committee

      J. Sherman Henderson III

      John D. Rhodes III

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On July 16, 2007, Beacon entered into the $500,000 Bridge Financing Facility provided by J. Sherman Henderson III and Robert Clarkson, two of our founding stockholders/directors.

     On November 15, 2007, we entered into a separate $100,000 bridge note with John D. Rhodes III, M.D., one of our directors.

     Rick Hughes, an affiliate of one of our founders, also provides us with certain consulting services. There was no formal agreement between Beacon and Mr. Hughes. For the year ended September 30, 2008, we recorded $75,169 of compensation expense paid in cash to Mr. Hughes for consulting services provided, which is included in salaries and benefits in the accompanying consolidated statement of operations for the year ended September 30, 2008, and a $82,500 fee for assisting in the successful execution of the Series A-1 Placement and Common Stock offering which was netted against the proceeds from the placement.

     Beacon has obtained insurance through an agency owned by Robert Clarkson, one of our founding stockholders/directors. Insurance expense paid through the agency for the year ended September 30, 2008 was $114,378 and is included in selling, general and administrative expense in the accompanying consolidated statement of operations.

     On December 28, 2007, we entered into an equity financing arrangement with J. Sherman Henderson III and Robert Clarkson, two of our directors, that provided up to $300,000 of additional funding, the terms of which provided for compensation of 10,000 warrants to purchase common stock at $1.00 per share per month, for each individual for the period the financing arrangement was in effect. The warrants have a five-year term. The financing arrangement was terminated upon the close of the Series A-1 Placement. Accordingly, we recognized $58,700 of interest expense for the year ended September 30, 2008 based on the fair value of the warrants as they were earned. The fair values were calculated using the Black-Scholes option pricing model with the following assumptions:

Date Earned	Quantity Earned	Expected Life (days)	Strike Price	Fair Value of Common Stock	Volatility Rate	Dividend Yield	Risk-Free Interest Rate	Value per Warrant	Charge to Interest Expense
1/28/08	20,000	1,825	$1.00	$1.90	66.34%	0%	2.80%	$1.34	$26,800
2/28/08	20,000	1,825	$1.00	$1.50	66.34%	0%	2.73%	$0.99	$19,800
3/7/08	10,000	1,825	$1.00	$1.75	66.34%	0%	2.45%	$1.21	$12,100

     On March 26, 2008, we issued warrants to purchase 300,000 shares of common stock at $1.00 per share with a five-year term to John D. Rhodes III, M.D., one of our directors. Accordingly, we recognized $219,000 of share-based expense for the year ended September 30, 2008 based on the fair value of the warrants on the grant date. The fair value was calculated using the Black-Scholes option pricing model with the following assumptions:

Grant Date	Quantity Granted	Expected Life (days)	Strike Price	Fair Value of Common Stock	Volatility Rate	Dividend Yield	Risk-Free Interest Rate	Value per Warrant	Charge to Interest Expense
3/26/08	300,000	1,825	$1.00	$1.20	66.34%	0%	2.55%	$0.73	$219,000

     On May 15, 2008, we entered into an equity financing arrangement with John D. Rhodes III, M.D., one of our directors, that provided up to $500,000 of additional funding, the terms of which provided for issuance of warrants to purchase 33,333 shares of common stock at $1.00 per share per month for the period the financing arrangement is in effect. The warrants have a five-year term. The financing arrangement terminates upon the close of a $3,000,000 equity financing event. On August 19, 2008, we modified the agreement to increase the commitment to $3,000,000 of additional funding that decreases on a dollar for dollar basis as we raise capital in subsequent equity financing transactions up to $3,000,000, upon mutual agreement of Dr. Rhodes and us, or on December 31, 2008. As of September 30, 2008, $1,700,000 remained available under this equity arrangement. In consideration for this financing arrangement, we agreed to issue a five year warrant to purchase 100,000 shares of common stock at an exercise price of $1.00 per share in addition to the ongoing warrants earned under the original agreement. In addition, contingent upon the exercise of any part of the equity financing commitment, two of our founding stockholders, Bruce Widener and Brook Street Enterprises, LLC, have surrendered the right to purchase up to 1,655,425 shares of their stock for a purchase price of $0.01 per share. Accordingly, we recognized $176,999 of interest expense for the year ended September 30, 2008 based on the fair value of the warrants as they were earned. The fair values were calculated using the Black-Scholes option pricing model with the following assumptions:

Date Earned	Quantity Earned	Expected Life (days)	Strike Price	Fair Value of Common Stock	Volatility Rate	Dividend Yield	Risk-Free Interest Rate	Value per Warrant	Charge to Interest Expense
6/15/08	33,333	1,825	$1.00	$1.01	66.34%	0%	3.73%	$0.58	$19,333
7/15/08	33,333	1,825	$1.00	$1.25	66.34%	0%	3.12%	$0.78	$26,000
8/15/08	33,333	1,825	$1.00	$1.50	66.34%	0%	3.11%	$1.00	$33,333
8/19/08	100,000	1,825	$1.00	$1.25	66.34%	0%	3.07%	$0.78	$78,000
9/15/08	33,333	1,825	$1.00	$1.05	66.34%	0%	2.59%	$0.61	$20,333

     On July 14, 2008, John D. Rhodes III, M.D., one of our directors purchased 400 shares of our Series B Preferred Stock and warrants to purchase 200,000 shares of our common stock at $1.20 per share in exchange for proceeds of $400,000.

AUDIT COMMITTEE REPORT

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent we specifically incorporate this Report by reference therein.

     The Audit Committee of our Board of Directors is comprised of two directors who are independent are financially literate and have financial expertise within the meaning of the NASDAQ listing standards regarding audit committees. In accordance with its written charter, which was approved and adopted in its current form by our Board of Directors on March 26, 2008, the Audit Committee assists our Board of Directors in oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Beacon. In addition, the Audit Committee has the authority to select our independent registered public accounting firm.

     Beacon has no “audit committee financial expert” and is currently considering whether to retain a financial expert. However, the board of directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee.

     Management has primary responsibility for Beacon’s financial statements and the overall reporting process, including Beacon’s system of internal controls. Marcum & Kliegman, LLP, our independent registered public accounting firm, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed our audited consolidated financial statements for the twelve months ended September 30, 2008 and discussed them with both management and Marcum & Kliegman, LLP.

     Management is responsible for establishing, assessing and reporting on Beacon’s system of internal control over financial reporting. The Audit Committee met with management and Marcum & Kliegman, LLP to review and discuss management’s assessment of the effectiveness of Beacon’s internal controls over financial reporting.

     The Audit Committee has also discussed with Marcum & Kliegman, LLP the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from Marcum & Kliegman, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum & Kliegman, LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum & Kliegman, LLP its independence from Beacon. In addition, the Audit Committee has considered whether the provision of the non-audit services provided by Marcum & Kliegman, LLP is compatible with maintaining Marcum & Kliegman, LLP’s independence.

     Based upon this review, the Audit Committee recommended to the full Board of Directors that our audited consolidated financial statements be included in Beacon’s Annual Report on Form 10-K for the year ended September 30, 2008 and filed with the SEC.

     All Members of the Audit Committee concur in this report.

AUDIT COMMITTEE:	J. Sherman Henderson III John D. Rhodes III

Fees Paid to the Independent Auditors

Audit Fees

     Marcum & Kliegman LLP charged to the Company an aggregate amount of $146,700 for professional services rendered for fiscal year 2008 and period June 6, 2007 (date of inception) to September 30, 2007 for the audit of the Company’s annual financial statements, the reviews of the Company’s financial statements included in the Company’s reports on Form 10-Q, the review of internal control over financial reporting and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. No tax related fees were paid during the year ended September 30, 2008.

All Other Fees

     There were no other services or fees provided by Marcum & Kliegman LLP during fiscal 2008.

Pre-Approval Policies and Procedures

     During fiscal year 2008, the Audit Committee approved all audit, audit-related and non-audit services provided to the Company by Marcum & Kliegman LLP before management engaged the auditor for those purposes. The Audit Committee’s current practice is to consider for pre-approval all audit, audit-related, tax and non-audit services proposed to be provided by our independent auditors for the fiscal year.

Change in Our Certifying Accountants

     On December 20, 2007, we dismissed Chisholm, Bierwolf & Nilson LLP as the independent registered public accounting firm. Chisholm, Bierwolf & Nilson LLP had been previously engaged as the principal accountant to audit the financial statements of Suncrest Global Energy Corp., the predecessor company. During the two most recent fiscal years and the subsequent interim period through December 20, 2007, the date of dismissal, there were no disagreements with, or adverse opinions or disclaimers of opinions from Chisholm, Bierwolf & Nilson LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Chisholm, Bierwolf & Nilson LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

FUTURE STOCKHOLDER PROPOSALS

     Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, stockholders may present proposals to be included in the Company proxy statement for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. Any such proposal must comply with Rule 14a-8.

     The Company’s bylaws, copies of which are available from the Company’s Secretary, require stockholders who intend to propose business for consideration by stockholders at an annual meeting, other than stockholder proposals that are included in the proxy statement, provide such proposal in writing to the Secretary who will bring it to the attention of the board of directors. If a stockholder submitting a matter to be raised at the Company’s next annual meeting desires that such matter be included in the Company’s proxy statement, such matter must be submitted to the Company no later than November 12, 2009. Shareholder proposals received after November 12, 2009 will be considered untimely.

     SEC rules set forth standards for what stockholder proposals the Company is required to include in a proxy statement for an annual meeting.

STOCKHOLDERS’ COMMUNICATIONS WITH THE BOARD

     Stockholders that want to communicate in writing with the Board, or specified directors individually, may send proposed communications to the Company’s Secretary, Robert Mohr, 1961 Bishop Lane, Louisville, Kentucky 40222. The proposed communication will be reviewed by the Audit Committee and legal counsel. If the communication is appropriate and serves to advance or improve the Company or its performance, contains no objectionable material or language, is not unreasonable in length, is directly applicable to the business of the Company, it is expected that the communication will receive favorable consideration for presentation to the Board or appropriate director(s).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, executive officers, and persons who own more than 10 percent of a registered class of a company’s equity securities to file with the SEC initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 50 of such class of equity securities). Such officers, directors, and greater than 10 percent shareholders of a company are required by SEC Regulations to furnish us with copies of all such Section 16(a) reports that they file.

     To our knowledge, with the exception of the following, based solely on our review of the copies of such reports furnished to us during the year ended September 30, 2008, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10 percent beneficial owners were met. Due to miscommunication, although all disclosures were appropriately reflected within Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, submission of three Forms 4 for Robert H. Clarkson, J. Sherman Henderson III and John D. Rhodes III, were filed on December 30, 2008. The Forms 4 that were submitted late contained transactions for warrants earned on a monthly basis pursuant to certain financing transactions and a purchase of preferred stock. Disclosure controls have been implemented to mitigate this error in miscommunication.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 16, 2009

     The Company’s proxy statement, Form 10-K and proxy card are available on the Internet at
http://phx.corporate-ir.net/phoenix.zhtml?c=193020&p=proxy.

FORM 10-K

     The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008 filed on January 13, 2009, accompanies this proxy statement. The Company’s Annual Report does not form any part of the material for solicitation of proxies.

     Any stockholder who wishes to obtain a copy of the Company’s annual report on Form 10-K for fiscal 2008, which includes financial statements and financial statement schedules, and is required to be filed with the Securities and Exchange Commission, may send a written request to Robert R. Mohr, Secretary, Beacon Enterprise Solutions Group, Inc., 1961 Bishop Lane, Louisville, Kentucky 40218.

OTHER BUSINESS

     The Board is not aware of any other matters to be presented at the Annual Meeting other than those set forth herein and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Robert Mohr

Robert Mohr
Principal Financial Officer and Secretary

Louisville, Kentucky
March 12, 2009

     BEACON ENTERPRISE SOLUTIONS GROUP, INC.
PROXY FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors of Beacon Enterprise Solutions Group, Inc.

     The undersigned stockholder hereby appoints Bruce Widener and Robert Mohr, and each of them or either one of them, with full power to appoint his substitute, attorneys and proxies to represent the undersigned stockholder and to vote and act with respect to all shares of Common Stock, $.001 par value per share and/or Preferred Stock, $.001 par value per share, of Beacon Enterprise Solutions Group, Inc. (“Beacon”), held of record by the undersigned on March 4, 2009, at the Annual Meeting of Stockholders of Beacon to be held on April 16, 2009 at 10:00 AM, local time, at the Company’s offices at 9300 Shelbyville Road, 2nd Floor Training Room, Louisville, Kentucky 40222, and at any adjournment or postponement of that meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE INDIVIDUALS NOMINATED AS DIRECTORS AND FOR APPROVAL OF PROPOSALS 2 AND 3.

(Continued and to be signed, on the reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

—FOLD AND DETACH HERE—

Dear Stockholder:

     Beacon Enterprise Solutions Group, Inc. encourages you to take advantage of convenient ways by which you can vote your shares. You can vote your shares electronically via e-mail. This eliminates the need to return the proxy card.

     To vote your shares electronically you must e-mail a completed and signed pdf copy of your proxy card to the following e-mail address: RPHMDH@comcast.net. Type "Beacon Enterprise Solutions Group, Inc." in the subject line.

     Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

     If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

Please mark here for address change [ ] or comments SEE REVERSE SIDE.

THE BOARD OF DIRECTORS OF BEACON UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSAL:

1.	The proposal to elect the three directors named below (the “Nominees”), to serve as members of Beacon’s Board of Directors, to serve until the next Annual Meeting of Stockholders of Beacon and until their successors are duly elected and qualified.

Nominees:

01.  Bruce Widener.
02.  J. Sherman Henderson III
03.  John D. Rhodes III

☐	FOR all Nominees listed above (except as marked to the	☐	Withhold Authority to vote for all Nominees listed
	contrary below)		above

Instructions: To withhold authority to vote for any individual Nominee, write that Nominee’s name in the following space provided:

2.	Ratification of the selection of Marcum & Kleigman, LLP as independent registered public accounting firm for our Fiscal Year 2009

☐	FOR	☐	AGAINST
☐	ABSTAIN

3.	The proposal to approve the Beacon 2008 Long Term Incentive Plan.

☐	FOR	☐	AGAINST
☐	ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

DATED: ___________________________
__________________________________ Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

PROMPTLY USING THE ENCLOSED ENVELOPE

__________________________________
Signature (if held jointly)

This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNED FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.

*FOLD AND DETACH HERE*
VOTE BY E-MAIL OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

E-mail voting is available through 11:59 p.m. Eastern Time the day prior to annual meeting day.

     YOUR E-MAIL VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

E-MAIL

RPHMDH@comcast.net
Subject Line: Beacon Enterprise Solutions Group, Inc.

Use e-mail to vote your proxy. Pdf your proxy card to the e-mail address indicated above.

OR

MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY E-MAIL, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

You can access the Company’s proxy statement, proxy card and Form 10-K annual report on the Internet at the following website address: http://phx.corporate-ir.net/phoenix.zhtml?c=193020&p=proxy.

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